UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21333

Nuveen Credit Strategies Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, Date: 27-AUG-2009 inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office BOC30124of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks High Current Income from a Portfolio of Primarily Senior and Second Lien Loans

Semi-Annual Report

June 30, 2012

Nuveen Credit Strategies
Income Fund

JQC

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Manager's Comments	5

Fund Leverage and Other Information	7

Common Share Distribution and Price Information	9

Performance Overviews	11

Shareholder Meeting Report	12

Portfolio of Investments	13

Statement of Assets & Liabilities	25

Statement of Operations	26

Statement of Changes in Net Assets	27

Statement of Cash Flows	28

Financial Highlights	30

Notes to Financial Statements	32

Annual Investment Management Agreement Approval Process	44

Reinvest Automatically, Easily and Conveniently	53

Glossary of Terms Used in this Report	55

Additional Fund Information	59

Chairman's
Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates but has refrained from predicting another program of quantitative easing unless economic growth were to weaken significantly or the threat of recession appears on the horizon. Pre-election maneuvering has added to the already highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
August 23, 2012

Nuveen Investments

Portfolio Manager's Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Credit Strategies Income Fund (JQC)

(Formerly Nuveen Multi-Strategy Income and Growth Fund 2)

During the reporting period, the Fund completed its repositioning and changed its name to the Nuveen Credit Strategies Income Fund (formerly Nuveen Multi-Strategy Income and Growth Fund 2). In connection with the Fund's repositioning, Symphony Asset Management LLC (Symphony), an existing sub-advisor and affiliate of Nuveen Investments, assumed portfolio management responsibilities from the Fund's previous sub-advisers Spectrum Asset Management, Inc. and Tradewinds Global Investors, LLC. The Fund's investment objective of high current income with a secondary objective of total return remained unchanged.

The Symphony team is led by Gunther Stein, the firm's Chief Investment Officer. Gunther has over 20 years of investment management experience. Here Gunther talks about management strategies and the performance of the Fund for the six-month period ended June 30, 2012.

What key strategies were used to manage the Fund during this reporting period?

The Fund invests at least 70% of its assets in senior secured and second lien loans, and up to 30% of its assets opportunistically over the credit cycle in other types of securities across company capital structures. These other securities are primarily income oriented securities such as high yield debt, convertible securities and other forms of corporate debt. The Fund also uses leverage as described later in this report.

The Fund's assets were shifted towards favorable performance of senior secured corporate loans during the reporting period. Senior loan performance was driven by a combination of coupon and price appreciation. We continued to monitor factors that can impact the senior loan market. Credit risk remained benign in our view as defaults averaged below 2% for the senior loan market. Any weaknesses seen were in very specific areas, such as the natural gas markets or businesses with company specific issues.

The Fund's capital was deployed into assets that offered high current income and yield while also offering the potential for upside appreciation as many of these assets trade at a discount to par value. Fundamentally, we feel that many of these companies have stable businesses, good asset coverage for senior debt holders, and can perform well in a stable to slow growth environment.

Prices in the secondary senior loan market continued to be impacted by supply and demand. While loan supply has been slow but steady, with $100 billion of new loans

Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page in this report.

*  Six-month returns are cumulative; all other returns are annualized.

**  Since inception returns are from 6/25/03.

***  Refer to Glossary of Terms Used in this Report for definitions. Indexes are not available for direct investment.

issued to institutional buyers such as mutual funds and similar clients during the period, demand for loans continued to be positive but volatile. We continued to closely monitor demand activity via fund flows as this can impact overall pricing in the market and the price action of individual securities. We believe that this volatility presents an opportunity to add value to the Fund's portfolio.

How did the Fund perform over the reporting period?

The performance of the Fund, as well as a comparative index, is presented in the accompanying table.

Average Annual Total Return on Common Share Net Asset Value*

For periods ended 6/30/12

	6-Month	1-Year	5-Year	Since Inception**
JQC	9.06%	1.58%	1.14%	3.96%
CSFB Leveraged Loan Index***	4.52%	3.42%	3.53%	4.92%

For the six-month period ended June 30, 2012, the total return on common share net asset value (NAV) for the Fund outperformed the general market index.

The Fund benefited from exposure to more liquid securities in both the senior loan and high yield bond markets. First Data Corporation and a relatively new issuer to the senior loan market, BlackBoard Inc., added to the Fund's performance during the reporting period. Both traded well due to significant demand from institutional buyers amid a relatively benign credit backdrop.

Holdings in Avaya, Inc. detracted from performance. Also detracting from performance were several issuers with direct or indirect exposure to the natural gas market.

During the period, we continued to write (sell) call options on individual stocks held in the Fund's portfolio while foregoing some upside potential. We also held a put option on a single stock in an attempt to benefit in the event its price declined. This put option expired prior to the close of the reporting period.

Nuveen Investments

Fund Leverage
and Other Information

IMPACT OF THE FUND'S LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the return of the Funds relative to their benchmarks was the Funds' use of financial leverage through the use of bank borrowings. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. Leverage had a positive impact on the performance of the Fund over this reporting period. During the period, the Fund did not enter into any new interest rate swap contracts in order to hedge leverage costs; however, existing swap contracts that were previously entered into in order to fix (or lock-in) a portion of the Fund's leverage costs partially detracted from the overall positive contribution of leverage. Short-term floating interest rates remained below fixed swap rates for the period increasing realized leverage costs, while longer-term interest rates further declined causing negative mark-to-market unrealized losses.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. The following risks are listed in order of priority.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Fund, which generally trade in the over-the-counter markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Price Risk. Shares of closed-end investment companies like the Fund frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. The Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in the Fund's portfolio. Leverage typically magnifies the total return of the Fund's portfolio, whether that return

Nuveen Investments

is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that the Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Issuer Credit Risk. This is the risk that a security in the Fund's portfolio will fail to make dividend or interest payments when due.

Illiquid Securities Risk. This is the risk that the Fund may not be able to sell securities in its portfolio at the time or price desired by the Fund.

Below-Investment Grade Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Preferred Stock Risk. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure, and therefore are subject to greater credit risk.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from the Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Risks from Unsecured Adjustable Rate Loans or Insufficient Collateral Securing Adjustable Rate Loans. Some of the adjustable rate loans in which the Fund may invest will be unsecured or insufficiently collateralized, thereby increasing the risk of loss to the Fund in the event of issuer default.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality.

Currency Risk. Changes in exchange rates will affect the value of the Fund's investments.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets.

Senior Loan Risk. Senior loans, both secured and unsecured, may not be rated by a national rating agency at the time of investment, generally will not be registered with the Securities and Exchange Commission (SEC) and generally will not be listed on a securities exchange. In addition, the amount of public information available with respect to senior loans generally is less extensive than that available for more widely rated, registered and exchange-listed securities.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Reinvestment Risk. If market interest rates decline, income earned from the Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Nuveen Investments

Common Share Distribution
and Price Information

Distribution Information

The following information regarding the Fund's distributions is current as of June 30, 2012, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

As mentioned previously, upon completion of its repositioning, the Fund discontinued its managed distribution policy (in which distributions may be sourced not just from income but also from realized capital gains and, if necessary, from capital), and shifted from quarterly to monthly distributions.

During the six-month reporting period, the Fund declared a quarterly distribution to common shareholders of $0.2000 per share in March and then maintained a stable monthly distribution of $0.0667 per share for the subsequent three months beginning with its April distribution declared April 11, 2012 and paid May 1, 2012. Some of the important factors affecting the amount and composition of these distributions are summarized below.

The Fund employs financial leverage through the use of bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but—as noted earlier—also increases the variability of common shareholders' net asset value per share in response to changing market conditions.

During certain periods, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it holds excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if the Fund has cumulatively paid dividends in excess of earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. The Fund will, over time, pay all of its net investment income as dividends to shareholders. As of June 30, 2012, the Fund had a positive UNII balance, based upon our best estimate, for tax purposes and a negative UNII balance for financial reporting purposes.

Nuveen Investments

The following table provides estimated information regarding the Fund's common share distributions and total return performance for the six months ended June 30, 2012. This information is provided on a tax basis rather than a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet the Fund's distributions.

As of 6/30/12 (Common Shares)	JQC
Inception date	6/25/03
Six months ended June 30, 2012:
Per share distribution:
From net investment income	$0.32
From realized capital gains	0.08
Return of capital	0.00
Total per share distribution	$0.40
Annualized distribution rate on NAV	8.37%
Average annual total returns:
6-Month (cumulative) on NAV	9.06%
1-Year on NAV	1.58%
5-Year on NAV	1.14%
Since inception on NAV	3.96%

Common Share Repurchases and Share Price Information

As of June 30, 2012, and since the inception of the Fund's repurchase program, the Fund has cumulatively repurchased and retired shares of its outstanding common stock as shown in the accompanying table.

	Common Shares Repurchased and Retired	% of Outstanding Common Shares
JQC	4,315,092	3.2%

During the six-month reporting period, the Fund did not repurchase any of its common shares.

As of June 30, 2012, the Fund was trading at a -5.62% discount to its common share NAV compared with an average discount of -7.35% for the entire six-month period.

Nuveen Investments

JQC

Performance

OVERVIEW

Nuveen Credit Strategies Income Fund

  as of June 30, 2012

Portfolio Allocation (as a % of total investments)1,3

2011-2012 Distributions Per Common Share5

Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1 Excluding investments in derivatives.

2 Excluding short-term investments and investments in derivatives.

3 Holdings are subject to change.

4 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be compromised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

5 The Fund shifted from a quarterly to a monthly distribution beginning with its April distribution declared 4/11/12 and paid 5/1/12.

Fund Snapshot

Common Share Price	$9.07
Common Share Net Asset Value (NAV)	$9.61
Premium/(Discount) to NAV	-5.62%
Latest Dividend	$0.0667
Current Distribution Rate[4]	8.82%
Net Assets Applicable to Common Shares ($000)	$1,308,362

Leverage

Regulatory Leverage	30.01%
Effective Leverage	30.01%

Average Annual Total Returns

(Inception 6/25/03)

	On Share Price	On NAV
6-Month (Cumulative)	17.72%	9.06%
1-Year	8.89%	1.58%
5-Year	2.62%	1.14%
Since Inception	3.86%	3.96%

Portfolio Composition

(as a % of total investments)1,3

Media	11.1%
Health Care Providers & Services	9.3%
Software	6.8%
Hotels, Restaurants & Leisure	4.9%
Health Care Equipment & Supplies	4.7%
Pharmaceuticals	4.7%
Diversified Telecommunication Services	4.7%
Semiconductors & Equipment	4.0%
Communications Equipment	4.0%
IT Services	3.9%
Internet Software & Services	3.6%
Real Estate	2.8%
Chemicals	2.7%
Multiline Retail	2.3%
Specialty Retail	2.3%
Containers & Packaging	2.3%
Real Estate Management & Development	1.7%
Airlines	1.7%
Short-Term Investments	4.0%
Other	18.5%

Top Five Issuers

(as a % of total investments)2,3

Caesars Entertainment Corporation	2.3%
Pharmaceutical Product Development Inc.	2.2%
Sabre, Inc.	2.1%
EMI Music Publishing LLC	2.0%
Biomet Inc.	2.0%

Nuveen Investments

JQC

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on March 30, 2012; at this meeting the shareholders were asked to vote on the election of Board Members.

JQC
Common Shares
Approval of the Board Members was reached as follows:
Robert P. Bremner
For	116,062,520
Withhold	2,117,612
Total	118,180,132
Jack B. Evans
For	116,053,599
Withhold	2,126,533
Total	118,180,132
William J. Schneider
For	116,016,630
Withhold	2,163,502
Total	118,180,132

Nuveen Investments

JQC

Nuveen Credit Strategies Income Fund

(formerly known as Nuveen Multi-Strategy Income and Growth Fund 2)

Portfolio of INVESTMENTS

  June 30, 2012 (Unaudited)

Shares	Description (1)	Value
	Common Stocks – 6.9% (4.7% of Total Investments)
	Aerospace & Defense – 0.2%
26,590	Lockheed Martin Corporation	$2,315,457
	Beverages – 0.1%
39,540	Dr. Pepper Snapple Group	1,729,875
	Building Products – 0.1%
36,123	Masonite Worldwide Holdings, (2)	1,029,506
	Chemicals – 0.1%
9,440	CF Industries Holdings, Inc.	1,828,906
	Commercial Banks – 0.1%
125,460	First Niagara Financial Group Inc.	959,769
	Commercial Services & Supplies – 0.1%
64,350	R.R. Donnelley & Sons Company	757,400
	Computers & Peripherals – 0.1%
2,188	Apple, Inc., (2)	1,277,792
	Diversified Financial Services – 0.1%
55,090	JPMorgan Chase & Co.	1,968,366
	Diversified Telecommunication Services – 0.9%
119,186	AT&T Inc.	4,250,173
62,450	CenturyLink Inc.	2,466,151
100,120	Frontier Communications Corporation	383,460
85,300	Verizon Communications Inc.	3,790,732
85,860	Windstream Corporation	829,408
	Total Diversified Telecommunication Services	11,719,924
	Electric Utilities – 0.1%
9,560	Entergy Corporation	649,028
3,130	Pinnacle West Capital Corporation	161,946
	Total Electric Utilities	810,974
	Electronic Equipment & Instruments – 0.0%
25,730	Jabil Circuit Inc.	523,091
	Food & Staples Retailing – 0.2%
58,402	Kroger Co.	1,354,342
44,880	Safeway Inc.	814,572
	Total Food & Staples Retailing	2,168,914

Nuveen Investments

JQC

Nuveen Credit Strategies Income Fund (continued)

Portfolio of INVESTMENTS June 30, 2012 (Unaudited)

Shares	Description (1)	Value
	Food Products – 0.6%
76,033	Archer-Daniels-Midland Company	$2,244,494
29,180	Bunge Limited	1,830,753
40,860	Campbell Soup Company	1,363,907
78,210	ConAgra Foods, Inc.	2,027,985
	Total Food Products	7,467,139
	Gas Utilities – 0.1%
19,160	Atmos Energy Corporation	671,941
4,180	ONEOK, Inc.	176,856
38,280	Questar Corporation	798,521
	Total Gas Utilities	1,647,318
	Health Care Providers & Services – 0.2%
74,710	HCA Holdings Inc., (2)	2,273,425
	Household Durables – 0.1%
19,160	Garmin Limited	733,636
	Household Products – 0.0%
3,060	Kimberly-Clark Corporation	256,336
	Industrial Conglomerates – 0.2%
122,645	General Electric Company	2,555,922
	Insurance – 0.4%
20,100	Axis Capital Holdings Limited	654,255
4,690	Endurance Specialty Holdings Limited	179,721
7,138	Everest Reinsurance Group Ltd.	738,712
5,490	Hanover Insurance Group Inc.	214,824
6,620	PartnerRe Limited	500,935
38,530	Prudential Financial, Inc.	1,866,008
26,150	Valdius Holdings Limited	837,585
	Total Insurance	4,992,040
	Internet & Catalog Retail – 0.2%
54,810	Expedia, Inc.	2,634,717
	IT Services – 0.1%
7,815	International Business Machines Corporation (IBM)	1,528,458
	Media – 0.0%
42,390	Regal Entertainment Group, Class A	583,286
	Metals & Mining – 0.0%
4,691	Southern Copper Corporation	147,813
	Multiline Retail – 0.0%
4,510	Target Corporation	262,437
	Multi-Utilities – 0.5%
27,000	Ameren Corporation	905,580
119,010	CenterPoint Energy, Inc.	2,459,937
38,940	Consolidated Edison, Inc.	2,421,679
7,450	Vectren Corporation	219,924
	Total Multi-Utilities	6,007,120

Nuveen Investments

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels – 0.3%
16,913	Chevron Corporation	$1,784,322
76,270	Marathon Oil Corporation	1,950,224
7,595	Phillips 66	252,458
7,200	Valero Energy Corporation	173,880
	Total Oil, Gas & Consumable Fuels	4,160,884
	Pharmaceuticals – 0.6%
45,918	Abbott Laboratories	2,960,333
44,145	Bristol-Myers Squibb Company	1,587,013
62,220	Eli Lilly and Company	2,669,860
29,171	Merck & Company Inc.	1,217,889
	Total Pharmaceuticals	8,435,095
	Real Estate – 0.3%
13,780	American Capital Agency Corporation	463,146
10,900	Hospitality Properties Trust	269,993
16,840	Liberty Property Trust	620,386
36,820	Omega Healthcare Investors Inc.	828,450
19,930	Piedmont Office Realty Trust	342,995
22,080	Rayonier Inc.	991,392
23,660	Senior Housing Properties Trust	528,091
	Total Real Estate	4,044,453
	Road & Rail – 0.1%
20,470	Norfolk Southern Corporation	1,469,132
2,810	Union Pacific Corporation	335,261
	Total Road & Rail	1,804,393
	Semiconductors & Equipment – 0.3%
112,150	Intel Corporation, (3)	2,988,798
19,630	Maxim Integrated Products, Inc.	503,313
4,680	Xilinx, Inc.	157,108
	Total Semiconductors & Equipment	3,649,219
	Software – 0.3%
19,600	CA Inc.	530,964
111,630	Microsoft Corporation	3,414,761
	Total Software	3,945,725
	Specialty Retail – 0.1%
55,310	GameStop Corporation	1,015,492
6,910	Guess Inc.	209,856
	Total Specialty Retail	1,225,348
	Tobacco – 0.4%
14,893	Lorillard Inc.	1,965,131
36,890	Philip Morris International	3,219,021
5,070	Reynolds American Inc.	227,489
	Total Tobacco	5,411,641
	Total Common Stocks (cost $86,527,711)	90,856,379

Nuveen Investments

JQC

Nuveen Credit Strategies Income Fund (continued)

Portfolio of INVESTMENTS June 30, 2012 (Unaudited)

Shares	Description (1)	Coupon		Ratings (4)	Value
	$25 Par (or similar) Preferred Securities – 0.4% (0.3% of Total Investments)
	Commercial Banks – 0.4%
4,600	Wells Fargo & Company, (3)	7.500%		BBB+	$5,175,000
	Total $25 Par (or similar) Preferred Securities (cost $3,079,934)				5,175,000
Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Variable Rate Senior Loan Interests – 99.0% (67.3% of Total Investments) (6)
	Aerospace & Defense – 0.1%
$408	DAE Aviation Holdings, Inc., Term Loan B1	5.470%	7/31/14	B	$404,040
388	DAE Aviation Holdings, Inc., Term Loan B2	5.470%	7/31/14	B	384,590
796	Total Aerospace & Defense				788,630
	Airlines – 2.1%
27,814	Delta Air Lines Inc., Term Loan, DD1	5.500%	4/20/17	BB+	27,770,564
	Automobiles – 2.0%
26,160	Chrysler Group LLC, Term Loan	6.000%	5/24/17	BB	26,387,411
	Biotechnology – 1.2%
663	Alkermes Inc., Term Loan, First Lien	6.750%	9/16/17	BB	668,310
3,979	Onex Carestream Finance LP, Term Loan	5.000%	2/15/17	BB-	3,817,907
10,825	Grifols, Term Loan	4.500%	6/01/17	BB+	10,744,938
15,467	Total Biotechnology				15,231,155
	Building Products – 0.2%
2,300	Goodman Global Inc., Second Lien Term Loan	9.000%	10/28/17	B-	2,337,704
	Chemicals – 3.7%
1,861	Ashland Inc., Term Loan	3.750%	8/23/18	Baa3	1,865,900
15,162	Ineos US Finance LLC, Term Loan B	6.500%	5/04/18	B+	14,866,342
32,754	Univar, Inc., Term Loan	5.000%	6/30/17	B2	32,160,076
49,777	Total Chemicals				48,892,318
	Commercial Banks – 0.5%
5,901	Ocwen Financial Corporation, Initial Term Loan, WI/DD	TBD	TBD	B	5,923,427
	Communications Equipment – 2.9%
4,099	Avaya Inc., Term Loan B3	4.967%	10/26/17	B1	3,633,013
8,838	Intelsat, Term Loan	5.250%	4/02/18	BB-	8,810,187
25,313	Telesat Holdings Inc., Term Loan B	4.250%	3/28/19	BB-	25,091,016
38,250	Total Communications Equipment				37,534,216
	Construction Materials – 1.0%
12,841	Schaeffler AG, Term Loan C2, First Lien	6.000%	1/27/17	B1	12,860,980
	Consumer Finance – 1.7%
9,019	NES Rentals Holdings, Inc. Extended Term Loan, Second Lien	13.250%	5/23/14	B	8,996,862
1,000	Residential Capital Corp, Term Loan A1	5.250%	11/15/13	BB	1,002,189
2,000	Residential Capital Corp, Term Loan A2	7.250%	11/15/13	BB	2,015,000
9,355	Royalty Pharma Finance Trust, Incremental Term Loan	4.000%	11/09/18	Baa2	9,296,998
1,350	Springleaf Finance Company, Term Loan	5.500%	5/10/17	B3	1,274,786
22,724	Total Consumer Finance				22,585,835
	Computers & Peripherals – 0.2%
1,990	Kronos Incorporated, Term Loan, Tranche C, First Lien	5.220%	2/18/17	B	1,996,195

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Containers & Packaging – 3.3%
$24,525	Reynolds Group Holdings, Inc., Add on Term Loan	6.500%	2/09/18	BB-	$24,715,387
17,914	Reynolds Group Holdings, Inc., US Loan D	6.500%	8/09/18	BB-	18,053,213
614	Sealed Air Corporation, Term Loan	4.750%	10/03/18	BB+	618,976
43,053	Total Containers & Packaging				43,387,576
	Distributors – 1.6%
21,000	HD Supply Inc., Term Loan	7.250%	10/12/17	B+	21,105,000
	Diversified Consumer Services – 2.0%
27,859	Laureate Education, Inc., Extended Term Loan	5.250%	6/15/18	B1	26,802,615
	Diversified Financial Services – 0.0%
110	Pinafore LLC, Term Loan	4.250%	9/29/16	BB	110,422
	Diversified Telecommunication Services – 1.8%
13,000	Level 3 Communications, Inc., Term Loan B-2	5.750%	9/01/18	Ba3	13,001,353
10,400	Zayo Group LLC, Term Loan, WI/DD	TBD	TBD	B1	10,439,000
23,400	Total Diversified Telecommunication Services				23,440,353
	Electric Utilities – 0.1%
2,664	TXU Corporation, 2014 Term Loan	3.741%	10/10/14	B2	1,677,868
	Electrical Equipment – 0.1%
1,524	Allison Transmission Holdings, Inc, Term Loan	2.750%	8/07/14	BB-	1,509,191
	Food Products – 0.3%
2,157	Del Monte Corporation, Term Loan	4.500%	3/08/18	BB	2,127,546
985	Pierre Foods, Inc., Term Loan	7.001%	9/30/16	B+	989,310
1,315	U.S. Foodservice, Inc., Extended Term Loan	0.047%	3/31/17	B	1,273,458
4,457	Total Food Products				4,390,314
	Health Care Equipment & Supplies – 0.7%
8,955	Chiron Merger Sub, Inc., Term Loan	7.000%	5/04/18	Ba2	9,035,595
	Health Care Providers & Services – 10.1%
813	Community Health Systems Inc., Extended Term Loan	3.967%	1/25/17	BB	800,904
10,193	Community Health Systems, Inc., Term Loan	2.577%	7/25/14	BB+	10,063,050
20,914	Emdeon Business Services LLC, Term Loan B1	5.000%	11/02/18	BB-	20,936,450
6,289	Emergency Medical Services, Term Loan	5.250%	5/25/18	B+	6,238,117
37,524	Golden Living, Term Loan	5.000%	5/04/18	B+	35,741,436
371	HCA Inc., Tranche B, Term Loan	3.711%	3/31/17	BB	361,335
1,496	Kindred Healthcare, Term Loan, WI/DD	TBD	TBD	Ba3	1,427,645
19,371	National Mentor Holdings Inc., Tranche B	7.000%	2/09/17	B+	18,943,126
4,779	Select Medical Corporation, Term Loan	5.501%	6/01/18	BB	4,651,521
33,167	United Surgical Partners International, Inc., Term Loan, First Lien	6.000%	4/03/19	Caa1	32,710,830
134,917	Total Health Care Providers & Services				131,874,414
	Health Care Technology – 1.1%
14,000	Quintiles Transnational Corporation, Term Loan	7.500%	2/28/17	B	14,105,000

Nuveen Investments

JQC

Nuveen Credit Strategies Income Fund (continued)

Portfolio of INVESTMENTS June 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Hotels, Restaurants & Leisure – 5.2%
$2,985	24 Hour Fitness Worldwide Inc., New Term Loan	7.500%	4/22/16	Ba3	$2,988,502
2,925	Boyd Gaming Corporation, Increased Term Loan B	6.000%	12/17/15	BB	2,940,669
47,595	Caesars Entertainment Operating Company, Inc., Term Loan B6	5.495%	1/28/18	B	42,256,932
2,096	CCM Merger Inc., Term Loan	6.000%	3/01/17	B+	2,082,850
10,259	Landry's Restaurants Inc., Term Loan B	6.500%	4/24/18	B+	10,297,759
178	Venetian Casino Resort LLC, Term Loan	2.750%	11/23/16	BBB-	173,066
233	Venetian Casino Resort LLC, Tranche B, Term Loan	2.750%	11/23/16	BBB-	226,144
1,397	NPC International, Inc., Term Loan B	0.068%	12/28/18	Ba3	1,399,993
839	Orbitz Worldwide, Inc., Term Loan	3.245%	7/25/14	B+	792,170
5,000	Wendy's/Arby's Restaurants, Inc., Term Loan B	2.864%	5/15/19	BB	4,973,960
73,507	Total Hotels, Restaurants & Leisure				68,132,045
	Household Products – 0.0%
158	Visant Corporation, Term Loan	5.250%	12/22/16	BB-	153,608
	Independent Power Producers & Energy Traders – 0.1%
1,511	AES Corporation, Term Loan	4.250%	5/29/18	BB+	1,513,034
	Industrial Conglomerates – 0.1%
891	U.S. Foodservice, Inc., Term Loan, First Lien	5.750%	3/31/17	B-	860,093
	Internet & Catalog Retail – 1.0%
13,665	Burlington Coat Factory Warehouse Corporation, Term Loan B1	5.500%	2/23/17	B	13,631,187
	Internet Software & Services – 5.2%
26,081	Go Daddy Operating Co., LLC, Term Loan, Tranche B1	5.500%	12/17/18	Ba3	25,768,381
39,541	Sabre, Inc., Extended Term Loan, First Lien	5.995%	9/30/17	B1	38,058,539
4,842	Web.com, Term Loan, First Lien	7.000%	10/27/17	Ba3	4,835,576
70,464	Total Internet Software & Services				68,662,496
	IT Services – 3.1%
5,000	First Data Corporation, Extended Term Loan	5.245%	3/24/17	B+	4,605,860
1,357	First Data Corporation, Extended Term Loan B	4.245%	3/23/18	B+	1,295,014
19,986	Frac Tech International LLC, Term Loan	6.250%	5/06/16	B-	18,323,695
15,660	SRA International, Term Loan	6.500%	7/20/18	B1	15,179,983
823	SunGard Data Systems, Inc., Term Loan B	1.992%	2/28/14	BB+	820,911
42,826	Total IT Services				40,225,463
	Leisure Equipment & Products – 2.4%
995	Academy Ltd., Term Loan	6.000%	8/03/18	B	1,000,591
701	Cedar Fair LP, Term Loan	4.000%	12/15/17	BB-	700,874
11,441	Eastman Kodak Co., DIP Term Loan	8.500%	7/20/13	B-	11,441,142
20,500	Toys "R" Us – Delaware, Inc., Term Loan B3	5.250%	5/17/18	B+	18,637,925
33,637	Total Leisure Equipment & Products				31,780,532
	Media – 11.1%
15,237	Atlantic Broadband Finance LLC, Term Loan, First Lien	5.250%	4/04/19	Ba3	15,287,663
11,800	Atlantic Broadband Finance LLC, Term Loan, Second Lien	9.750%	10/04/19	B-	11,706,579
29,052	Cengage Learning Acquisitions Inc., Tranche B, Extended Term Loan, DD1	5.750%	7/04/17	B	25,115,964
2,443	Charter Communications Operating Holdings, LLC, Term Loan B	3.500%	9/06/16	BB+	2,427,166
12,029	Cumulus Media, Inc., Term Loan, Second Lien	7.500%	3/18/19	B2	12,059,072
15,915	Cumulus Media, Inc., Term Loan, First Lien	5.750%	9/17/18	Ba2	15,915,471
36,825	EMI Music Publishing LLC, Term Loan B, DD1	5.500%	2/28/18	BB-	36,905,573
1,095	Gray Television, Inc., Term Loan B	3.740%	12/31/14	B+	1,086,018
2,000	Hubbard Radio LLC, Term Loan, Second Lien	8.750%	4/30/18	CCC+	2,005,000
289	SuperMedia, Inc., Term Loan	0.000%	12/31/15	Caa3	164,962
809	Nielsen Finance LLC, Term Loan C	3.491%	5/02/16	BB+	803,715
1,826	Nilesen Finance LLC, Term Loan B	3.991%	5/02/16	BB+	1,818,125

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Media (continued)
$675	Tribune Company, Term Loan B, (7)	0.000%	6/04/14	CC	$451,327
5,477	Univision Communications, Inc., Term Loan	4.495%	3/31/17	B+	5,173,763
15,000	UPC Broadband Holding BV, Term Loan, Tranche AB	4.750%	12/31/17	Ba3	14,943,750
150,472	Total Media				145,864,148
	Metals & Mining – 0.1%
815	John Maneely Company, Term Loan	4.750%	4/01/17	BB	815,691
	Multiline Retail – 1.7%
1,131	99 Cents Only Stores, Term Loan B1	5.250%	1/11/19	B2	1,132,103
21,150	Neiman Marcus Group Inc., Term Loan	4.750%	5/16/18	BB-	20,956,012
22,281	Total Multiline Retail				22,088,115
	Oil, Gas & Consumable Fuels – 1.2%
2,872	CCS Income Trust, Term Loan	3.245%	11/14/14	B	2,785,297
3,980	CCS Income Trust, Add on, Term Loan B	6.500%	11/14/14	B	3,989,950
5,000	Crestwood Holdings Inc., Term Loan B	9.750%	3/26/18	Caa1	5,035,415
4,300	Energy Transfer Equity LP, Term Loan B	3.750%	3/23/17	BB	4,217,840
16,152	Total Oil, Gas & Consumable Fuels				16,028,502
	Personal Products – 0.2%
806	NBTY Inc, Term Loan B1	4.250%	10/01/17	BB-	804,115
1,453	Prestige Brands, Inc., Term Loan 1	5.250%	1/27/19	BB-	1,461,957
2,259	Total Personal Products				2,266,072
	Pharmaceuticals – 5.9%
22,250	Bausch & Lomb, Inc, Term Loan B	4.750%	11/10/15	B+	22,152,656
40,404	Pharmaceutical Product Development, Inc., Term Loan	6.250%	12/05/18	BB-	40,676,454
8,390	Quintiles Transnational Corporation, Term Loan B	7.500%	2/28/17	BB-	8,306,519
2,736	Warner Chilcott PLC, Term Loan B1	4.250%	3/17/18	BBB-	2,727,624
1,368	Warner Chilcott PLC, Term Loan B2	4.250%	3/17/18	BBB-	1,363,812
1,881	Warner Chilcott PLC, Term Loan B3	4.250%	3/17/18	BBB-	1,875,243
77,029	Total Pharmaceuticals				77,102,308
	Real Estate – 3.6%
12,484	iStar Financial, Inc., Term Loan, Tranche A1	5.000%	6/28/13	BB-	12,470,214
35,000	iStar Financial, Inc., Term Loan, Tranche A2, First Lien	7.000%	3/19/17	BB-	35,087,501
47,484	Total Real Estate				47,557,715
	Real Estate Management & Development – 2.6%
31,244	Capital Automotive LP, Tranche B	5.250%	3/11/17	Ba3	30,892,836
1,418	LNR Property Corporation, Term Loan	4.750%	4/29/16	BB+	1,417,500
1,191	Realogy Corporation, Delayed Term Loan	4.491%	10/10/16	CCC-	1,127,943
33,853	Total Real Estate Management & Development				33,438,279
	Road & Rail – 0.3%
3,555	Swift Transportation Company, Inc., Term Loan, Tranche B2	5.000%	12/21/17	BB	3,569,658
	Semiconductors & Equipment – 5.5%
17,981	Freescale Semiconductor, Inc., Term Loan, Tranche B1	4.489%	12/01/16	B	17,045,578
19,950	Freescale Semiconductor, Inc., Term Loan, Tranche B2	6.000%	2/28/19	B1	19,744,275
988	NXP Semiconductor LLC, Term Loan	4.500%	3/03/17	B+	975,773
13,675	NXP Semiconductor LLC, Tranche A2, Term Loan	5.500%	3/03/17	B+	13,692,550
19,950	NXP Semiconductor LLC, Tranche B, Term Loan	5.250%	3/19/19	B+	19,900,125
72,544	Total Semiconductors & Equipment				71,358,301

Nuveen Investments

JQC

Nuveen Credit Strategies Income Fund (continued)

Portfolio of INVESTMENTS June 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Software – 9.2%
$12,935	Blackboard Inc., Term Loan, First Lien	7.500%	9/23/18	B+	$12,482,275
23,000	Blackboard Inc., Term Loan, Second Lien	11.500%	4/04/19	CCC+	21,485,841
30,083	Datatel Parent Corp., Term Loan B	6.250%	7/19/18	B+	30,318,183
6,365	IPC Systems, Inc., Term Loan, Second Lien	5.495%	7/31/17	CCC	5,267,273
790	IPC Systems, Inc., Extended Term Loan, Tranche B1, First Lien	5.495%	6/01/15	B1	775,922
2,085	Kronos Incorporated, Term Loan, Second Lien	10.461%	6/01/18	Caa1	2,109,759
22,750	InforEnterprise Applications, Term Loan	6.250%	4/05/18	Ba3	22,893,552
15,000	Misys PLC, Term Loan, Second Lien	12.000%	5/25/19	Caa1	14,550,001
10,000	Vertafore Inc., Term Loan, Second Lien	9.750%	10/29/17	CCC+	9,950,001
123,008	Total Software				119,832,807
	Specialty Retail – 3.1%
712	Claire's Stores Inc., Term Loan B	3.062%	5/29/14	B	677,755
990	J Crew Group, Term Loan	4.750%	3/07/18	BB+	976,737
1,777	Jo-Ann Stores Inc., Term Loan	4.750%	3/16/18	B+	1,759,463
8,479	Lord & Taylor Holdings LLC, Term Loan	5.750%	12/21/18	BB	8,494,648
971	Michaels Stores, Inc., Term Loan B1	2.750%	10/31/13	N/R	968,847
13,681	Michaels Stores, Inc., Term Loan B2	5.000%	7/31/16	BB-	13,655,307
14,652	Toys "R" Us – Delaware, Inc., Term Loan	5.250%	5/25/18	B+	13,933,237
436	Toys "R" Us – Delaware, Inc., Term Loan	5.250%	5/17/18	B+	396,759
41,698	Total Specialty Retail				40,862,753
	Wireless Telecommunication Services – 0.7%
11,491	Clear Channel Communications Inc., Tranche B, Term Loan	3.895%	1/29/16	CCC+	9,169,745
$1,325,259	Total Variable Rate Senior Loan Interests (cost $1,303,339,012)				1,294,659,335
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Corporate Bonds – 35.0% (23.8% of Total Investments)
	Airlines – 0.4%
$4,445	United Airlines Inc., 144A	9.875%	8/01/13	BB	$4,583,906
900	United Airlines Inc., 144A	12.000%	11/01/13	BB	938,250
5,345	Total Airlines				5,522,156
	Auto Components – 0.3%
1,200	Cooper Standard Automotive	8.500%	5/01/18	BB-	1,294,500
2,000	Goodyear Tire & Rubber Company	8.250%	8/15/20	B+	2,117,500
3,200	Total Auto Components				3,412,000
	Chemicals – 0.1%
1,200	NOVA Chemicals Corporation	8.625%	11/01/19	BB	1,359,000
450	Phibro Animal Health Corporation, 144A	9.250%	7/01/18	B-	441,000
1,650	Total Chemicals				1,800,000
	Commercial Banks – 0.0%
300	Ally Financial Inc.	8.000%	3/15/20	BB-	345,000
	Commercial Services & Supplies – 1.2%
8,500	Ceridian Corporation	11.250%	11/15/15	CCC	8,160,000
6,000	Ceridian Corporation	12.250%	11/15/15	CCC	5,820,000
1,200	Ticketmaster	10.750%	8/01/16	B	1,272,000
390	Universal City Development Partners	8.875%	11/15/15	BBB+	417,893
16,090	Total Commercial Services & Supplies				15,669,893

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Communications Equipment – 3.0%
$32,250	Avaya Inc.	10.125%	11/01/15	CCC+	$26,767,500
15,250	Avaya Inc.	9.750%	11/01/15	CCC+	12,619,375
47,500	Total Communications Equipment				39,386,875
	Consumer Finance – 0.1%
900	Ally Financial Inc.	7.500%	9/15/20	BB-	1,011,375
	Containers & Packaging – 0.1%
600	Boise Paper Holdings Company	8.000%	4/01/20	BB	663,000
	Distributors – 0.7%
8,000	HD Supply Inc., 144A	8.125%	4/15/19	B+	8,640,000
	Diversified Telecommunication Services – 4.2%
1,200	Cequel Communication Holdings I, 144A	8.625%	11/15/17	B-	1,293,000
3,200	IntelSat Bermuda Limited	11.250%	2/04/17	CCC+	3,296,000
26,200	IntelSat Bermuda Limited, 144A	11.500%	2/04/17	CCC+	27,051,500
21,352	Level 3 Communications Inc.	11.875%	2/01/19	B-	23,647,340
51,952	Total Diversified Telecommunication Services				55,287,840
	Electric Utilities – 0.3%
900	Energy Future Holdings	10.250%	1/15/20	B	960,750
3,500	Energy Future Intermediate Holding Company LLC, 144A	11.750%	3/01/22	B	3,578,750
4,400	Total Electric Utilities				4,539,500
	Electronic Equipment & Instruments – 0.1%
1,200	Kemet Corporation	10.500%	5/01/18	B+	1,236,000
	Food Products – 0.3%
4,200	JBS USA LLC	7.250%	6/01/21	BB	3,906,000
	Health Care Equipment & Supplies – 6.3%
4,500	Apria Healthcare Group Inc.	12.375%	11/01/14	B	4,263,750
2,000	Beagle Acquisition Corporation, 144A	11.000%	12/31/19	CCC+	2,240,000
33,500	Biomet Inc.	10.375%	10/15/17	B-	35,803,125
500	Biomet Inc.	10.000%	10/15/17	B-	534,063
14,300	Chiron Merger Sub Inc., 144A	10.500%	11/01/18	B	15,015,000
23,000	Chiron Merger Sub Inc., 144A	12.500%	11/01/19	CCC+	20,815,000
3,000	Merge Healthcare Inc.	11.750%	5/01/15	B+	3,097,500
80,800	Total Health Care Equipment & Supplies				81,768,438
	Health Care Providers & Services – 3.5%
14,705	Apria Healthcare Group Inc.	11.250%	11/01/14	BB	15,219,675
600	Aurora Diagnostics Holdings LLC	10.750%	1/15/18	B3	597,000
450	Capella Healthcare Inc.	9.250%	7/01/17	B	465,750
5,592	Community Health Systems, Inc.	8.875%	7/15/15	B	5,738,790
18,500	DJO Finance LLC / DJO Finance Corporation	10.875%	11/15/14	B-	19,101,250
2,500	HCA Inc.	8.500%	4/15/19	BB+	2,800,000
1,500	Tenet Healthcare Corporation	10.000%	5/01/18	BB	1,717,500
43,847	Total Health Care Providers & Services				45,639,965
	Hotels, Restaurants & Leisure – 1.9%
2,250	Harrah's Operating Company, Inc.	11.250%	6/01/17	B	2,455,313
4,000	MGM Resorts International Inc.	13.000%	11/15/13	Ba2	4,560,000
13,000	MGM Resorts International Inc.	11.125%	11/15/17	Ba2	14,592,500
300	MGM Resorts International Inc.	9.000%	3/15/20	Ba2	333,000
2,000	MGM Resorts International Inc.	7.750%	3/15/22	B-	2,065,000

Nuveen Investments

JQC

Nuveen Credit Strategies Income Fund (continued)

Portfolio of INVESTMENTS June 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Hotels, Restaurants & Leisure (continued)
$600	Peninsula Gaming LLC	8.375%	8/15/15	BB	$631,500
600	Penn National Gaming Inc.	8.750%	8/15/19	BB	664,500
22,750	Total Hotels, Restaurants & Leisure				25,301,813
	Household Products – 1.1%
1,650	Central Garden & Pet Company, Senior Subordinate Notes	8.250%	3/01/18	B	1,654,125
5,750	Sprectum Brands Inc., 144A	9.500%	6/15/18	BB-	6,497,500
5,200	Sprectum Brands Inc.	9.500%	6/15/18	BB-	5,876,000
12,600	Total Household Products				14,027,625
	Independent Power Producers & Energy Traders – 0.1%
600	Calpine Corporation, 144A	7.875%	7/31/20	BB	661,500
	IT Services – 2.6%
2,600	First Data Corporation	9.875%	9/24/15	B-	2,632,500
3,474	First Data Corporation	10.550%	9/24/15	B-	3,552,111
21,600	First Data Corporation	11.250%	3/31/16	CCC+	20,358,000
7,000	Sungard Data Systems Inc.	10.250%	8/15/15	B-	7,192,500
34,674	Total IT Services				33,735,111
	Machinery – 0.1%
1,800	Titan International Inc.	7.875%	10/01/17	B+	1,854,000
	Media – 5.1%
600	Allbritton Communications Company, 144A	8.000%	5/15/18	B	627,000
450	Cablevision Systems Corporation	7.750%	4/15/18	B+	479,250
300	Cablevision Systems Corporation	8.000%	4/15/20	B+	324,000
6,600	Cengage Learning Acquisition Inc., 144A	11.500%	4/15/20	B	6,831,000
22,800	Charter Communications Holdings II LLC Capital Corporation	13.500%	11/30/16	B+	25,422,000
300	Clear Channel Communications, Inc., 144A	5.500%	9/15/14	CCC-	256,500
8,050	Clear Channel Communications, Inc.	10.750%	8/01/16	CCC-	5,071,500
19,000	Clear Channel Communications, Inc.	11.000%	8/01/16	CCC-	11,780,000
450	Clear Channel Worldwide	9.250%	12/15/17	BB-	490,500
13,950	WMG Acquisition Group	11.500%	10/01/18	B-	15,414,750
72,500	Total Media				66,696,500
	Multiline Retail – 1.7%
14,000	Dollar General Corporation	11.875%	7/15/17	BB	14,857,640
7,000	Number Merger Sub Inc., 144A	11.000%	12/15/19	Caa1	7,560,000
21,000	Total Multiline Retail				22,417,640
	Municipal – 0.0%
600	Tops Markets	10.125%	10/15/15	B+	637,500
	Oil, Gas & Consumable Fuels – 0.4%
600	CONSOL Energy Inc.	8.000%	4/01/17	BB	622,500
600	CONSOL Energy Inc.	8.250%	4/01/20	BB	630,000
1,200	Genesis Energy LP	7.875%	12/15/18	B	1,230,000
1,200	Hilcorp Energy I LP/Hilcorp Finance Company, 144A	7.625%	4/15/21	BB-	1,278,000
1,050	Western Refining Inc., 144A	11.250%	6/15/17	B+	1,178,625
4,650	Total Oil, Gas & Consumable Fuels				4,939,125
	Pharmaceuticals – 0.4%
1,200	Angiotech Pharmaceuticals Inc.	5.000%	12/01/13	N/R	1,170,000
3,775	Warner Chilcott Company LLC	7.750%	9/15/18	BB	4,048,688
4,975	Total Pharmaceuticals				5,218,688

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Real Estate – 0.1%
$1,200	Entertainment Properties Trust	7.750%	7/15/20	Baa3	$1,319,387
	Semiconductors & Equipment – 0.2%
450	Amkor Technology Inc.	7.375%	5/01/18	BB	467,437
2,000	Freescale Semiconductor Inc.	9.250%	4/15/18	B1	2,140,000
2,450	Total Semiconductors & Equipment				2,607,437
	Software – 0.5%
3,000	Lawson Software Inc., 144A	11.500%	7/15/18	B-	3,390,000
3,375	Lawson Software Inc., 144A	9.375%	4/01/19	B-	3,602,812
6,375	Total Software				6,992,812
	Specialty Retail – 0.2%
1,350	Claires Stores, Inc.	9.250%	6/01/15	CCC	1,144,124
1,200	Claires Stores, Inc.	10.500%	6/01/17	CCC	942,000
2,550	Total Specialty Retail				2,086,124
$458,708	Total Corporate Bonds (cost $465,011,533)				457,323,304
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 5.8% (3.9% of Total Investments)
$76,183	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/12, repurchase price $76,182,657, collateralized by $76,750,000 U.S. Treasury Notes, 0.875%, due 12/31/16, value $77,707,533	0.010%	7/02/12		$76,182,594
	Total Short-Term Investments (cost $76,182,594)				76,182,594
	Total Investments (cost $1,934,140,784) – 147.1%				1,924,196,612
	Borrowings – (42.9)% (8)				(561,000,000)
	Other Assets Less Liabilities – (4.2)% (9)				(54,834,702)
	Net Assets Applicable to Common Shares – 100%				$1,308,361,910

Investments in Derivatives at June 30, 2012

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation) (9)
JPMorgan	$103,075,000	Receive	1-Month USD-LIBOR	1.193%	Monthly	3/21/14	$(1,503,107)
Morgan Stanley	103,075,000	Receive	1-Month USD-LIBOR	2.064	Monthly	3/21/16	(5,654,817)
							$(7,157,924)

*  Annualized.

Nuveen Investments

JQC

Nuveen Credit Strategies Income Fund (continued)

Portfolio of INVESTMENTS June 30, 2012 (Unaudited)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more   widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (4)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (5)  Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

  (6)  Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

    Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a Senior Loan.

  (7)  At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

  (8)  Borrowings as a percentage of Total Investments is 29.2%.

  (9)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at June 30, 2012.

  N/R  Not rated.

  DD1  Investment, or portion of investment, purchased on a delayed delivery basis.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  TBD  Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

  USD-LIBOR  United States Dollar—London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

June 30, 2012 (Unaudited)

Assets
Investments, at value (cost $1,934,140,784)	$1,924,196,612
Deposits with brokers	5,180,996
Receivables:
Dividends	198,306
Interest	22,052,887
Investments sold	80,808,131
Matured senior loans	820,861
Reclaims	149,564
Other assets	744,586
Total assets	2,034,151,943
Liabilities
Borrowings	561,000,000
Unrealized depreciation on interest rate swaps	7,157,924
Payables:
Common share dividends	8,915,098
Investments purchased	144,575,861
Unfunded senior loans	2,219,138
Accrued expenses:
Interest on borrowings	38,846
Management fees	1,230,174
Other	652,992
Total liabilities	725,790,033
Net assets applicable to Common shares	$1,308,361,910
Common shares outstanding	136,180,708
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$9.61
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$1,361,807
Paid-in surplus	1,849,431,565
Undistributed (Over-distribution of) net investment income	(30,909,827)
Accumulated net realized gain (loss)	(494,421,525)
Net unrealized appreciation (depreciation)	(17,100,110)
Net assets applicable to Common shares	$1,308,361,910
Authorized shares:
Common	Unlimited
FundPreferred	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends (net of foreign tax withheld of $247,754)	$5,906,212
Interest	50,942,957
Other	108,035
Total investment income	56,957,204
Expenses
Management fees	7,514,816
Interest expense on borrowings	3,775,068
Dividends on securities sold short	2,500
Shareholders' servicing agent fees and expenses	3,910
Custodian's fees and expenses	277,715
Trustees' fees and expenses	10,365
Professional fees	286,454
Shareholders' reports — printing and mailing expenses	32,379
Stock exchange listing fees	21,295
Investor relations expense	188,827
Other expenses	52,362
Total expenses before custodian fee credit	12,165,691
Custodian fee credit	(4,610)
Net expenses	12,161,081
Net investment income (loss)	44,796,123
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	37,860,748
Securities sold short	(2,844,562)
Call options written	4,936,415
Interest rate swaps	(1,432,323)
Put options purchased	(279,861)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	30,108,092
Securities sold short	1,970,142
Call options written	(2,080,052)
Interest rate swaps	(710,845)
Put options purchased	278,611
Net realized and unrealized gain (loss)	67,806,365
Net increase (decrease) in net assets applicable to Common shares from operations	$112,602,488

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS (Unaudited)

	Six Months Ended 6/30/12	Year Ended 12/31/11
Operations
Net investment income (loss)	$44,796,123	$74,583,956
Net realized gain (loss) from:
Investments and foreign currency	37,860,748	34,300,234
Securities sold short	(2,844,562)	(395,059)
Call options written	4,936,415	4,079,563
Interest rate swaps	(1,432,323)	(2,276,976)
Put options purchased	(279,861)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	30,108,092	(130,830,545)
Securities sold short	1,970,142	(126,014)
Call options written	(2,080,052)	4,843,734
Interest rate swaps	(710,845)	(6,447,079)
Put options purchased	278,611	(66,875)
Net increase (decrease) in net assets applicable to Common shares from operations	112,602,488	(22,335,061)
Distributions to Common Shareholders
From and in excess of net investment income	(54,485,901)	—
From net investment income	—	(107,792,494)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(54,485,901)	(107,792,494)
Capital Share Transactions
Common shares repurchased and retired	—	(7,862,456)
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	(7,862,456)
Net increase (decrease) in net assets applicable to Common shares	58,116,587	(137,990,011)
Net assets applicable to Common shares at the beginning of period	1,250,245,323	1,388,235,334
Net assets applicable to Common shares at the end of period	$1,308,361,910	$1,250,245,323
Undistributed (Over-distribution of) net investment income at the end of period	$(30,909,827)	$(21,220,049)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

Six Months Ended June 30, 2012 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$112,602,488
Adjustments to reconcile the net increase in net assets applicable to Common shares from operations to net cash provided by operating activities:
Purchases of investments and securities sold short	(3,191,985,279)
Proceeds from sales and maturities of investments and securities sold short	3,123,524,096
Proceeds from (Purchases of) short-term investments, net	36,394,059
Proceeds from (Payments for) cash denominated in foreign currencies, net	318,621
Proceeds from (Payments for) interest rate swap contracts	(1,432,323)
Cash paid for terminated call options written	(36,695)
Amortization (Accretion) of premiums and discounts, net	(847,252)
(Increase) Decrease in:
Deposits with brokers	2,026,718
Receivable for dividends	1,690,585
Receivable for interest	(11,756,867)
Receivable for investments sold	(74,324,024)
Receivable for matured senior loans	(108,035)
Receivable for reclaims	32,156
Other assets	(546,099)
Increase (Decrease) in:
Payable for dividends on securities sold short	(4,002)
Payable for investments purchased	76,291,252
Payable for unfunded senior loans	2,219,138
Accrued interest on borrowings	(5,772)
Accrued management fees	(5,190)
Accrued other expenses	(221,013)
Net realized (gain) loss from:
Investments and foreign currency	(37,860,748)
Securities sold short	2,844,562
Call options written	(4,936,415)
Interest rate swaps	1,432,323
Put options purchased	279,861
Paydowns	(609,484)
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(30,108,092)
Securities sold short	(1,970,142)
Call options written	2,080,052
Interest rate swaps	710,845
Put options purchased	(278,611)
Net cash provided by operating activities	5,410,713
Cash Flows from Financing Activities:
Increase (Decrease) in:
Borrowings	44,000,000
Cash overdraft balance	(3,839,910)
Cash distributions paid to Common shareholders	(45,570,803)
Net cash provided by (used in) financing activities	(5,410,713)
Net Increase (Decrease) in Cash	—
Cash at the beginning of period	—
Cash at the End of Period	$—
Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings (excluding other borrowing costs) was $3,415,933.

See accompanying notes to financial statements.

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Financial

HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Fund- Preferred Share- holders(b)	Distributions from Capital Gains to Fund- Preferred Share- holders(b)	Total	Net Investment Income to Common Share- holders		Capital Gains to Common Share- holders	Return of Capital to Common Share- holders	Total
Year Ended 12/31:
2012(f)	$9.18	$.33	$.50	$—	$—	$.83	$(.40	)****	$—	$—	$(.40)
2011	10.13	.55	(.72)	—	—	(.17)	(.79)		—	—	(.79)
2010	9.00	.53	1.29	—	—	1.82	(.60)		—	(.10)	(.70)
2009	6.04	.59	3.01	— *	—	3.60	(.65)		—	— *	(.65)
2008	12.46	.86	(6.14)	(.14)	—	(5.42)	(.72)		—	(.28)	(1.00)
2007	14.29	.97	(1.30)	(.26)	(.10)	(.69)	(.79)		(.30)	(.05)	(1.14)
		FundPreferred Shares at End of Period			Borrowings at End of Period
		Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2012	(f)	$—	$—	$—	$561,000	$3,332
2011		—	—	—	517,000	3,418
2010		—	—	—	400,000	4,471
2009		—	—	—	400,000	4,107
2008		165,800	25,000	152,182	224,200	5,502
2007		965,000	25,000	70,102	—	—

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on Common share equivalents.

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(d)  After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

Nuveen Investments

								Ratios/Supplemental Data
					Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(e)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)
	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value	Based on Market Value(c)	Based on Common Share Net Asset Value(c)	Ending Net Assets Applicable to Common Shares (000)	Expenses		Net Investment Income (Loss)		Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate
Year Ended 12/31:
2012(f)	$—		$9.61	$9.07	17.72%	9.06%	$1,308,362	1.86	%***	6.86	%***	N/A	N/A	156%
2011	.01		9.18	8.05	.24	(1.70)	1,250,245	1.70		5.44		1.65%	5.49%	37
2010	.01		10.13	8.80	24.26	21.02	1,388,235	1.64		5.41		1.48	5.57	48
2009	.01		9.00	7.69	76.23	63.01	1,242,799	1.75		8.01		1.48	8.27	55
2008	—	*	6.04	4.87	(49.39)	(45.84)	843,469	2.41		8.00		1.95	8.45	37
2007	—	*	12.46	11.00	(14.70)	(5.34)	1,740,952	1.50		6.51		1.02	6.99	78

(e)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable.

  • Each ratio includes the effect of dividends expense on securities sold short and all interest expense and other costs related to borrowings, where applicable, as follows:

		Ratios of Dividends Expense on Securities Sold Short to Average Net Assets Applicable to Common Shares		Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2012	(f)	—	%**	0.58	%***
2011		—	**	0.43
2010		—	**	0.40
2009		—	**	0.46
2008		0.01		0.83
2007		—	**	—

(f)  For the six months ended June 30, 2012.

*  Rounds to less than $.01 per share.

**  Rounds to less than .01%, and annualized for the six months ended June 30, 2012.

***  Annualized.

****  Represents distributions paid "From and in excess of net investment income" for the six months ended June 30, 2012.

N/A  As of June 30, 2011, the Adviser is no longer reimbursing the Fund for any fees or expenses.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Nuveen Credit Strategies Income Fund (the "Fund") is a closed-end registered investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "JQC."

Fund Repositioning

During the fiscal year ended December 31, 2011, Fund shareholders approved certain changes needed to implement the repositioning of the Fund's portfolio, which was the adoption of a single-strategy, debt-oriented approach. The implementation of the Fund's repositioning began on January 23, 2012 and was completed on April 2, 2012.

In connection with the Fund's repositioning:

• Symphony Asset Management LLC ("Symphony"), a wholly-owned subsidiary of Nuveen Fund Advisors, Inc. (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), assumed sole responsibility for managing the Fund's investment portfolio.

• The Fund discontinued its managed distribution policy (in which distributions may be sourced not just from income but also from realized capital gains and, if necessary, from capital), and shifted from quarterly to monthly distributions.

• The Fund changed its name from Nuveen Multi-Strategy Income and Growth Fund 2 (JQC) to Nuveen Credit Strategies Income Fund (JQC).

Investment Objectives

The Fund's investment objective of high current income with a secondary objective of total return remained unchanged as a result of the repositioning.

Prior to its repositioning, the Fund met its investment objective by maintaining a portfolio exposure target of approximately 70% in income-oriented debt securities (preferred securities and fixed- and floating-rate debt including high yield debt and senior loans), and 30% in equities and equity-like securities (convertibles and domestic and international equities).

Effective with the completion of the its repositioning, the Fund meets its investment objective by investing approximately 70% of its managed assets (as defined in Footnote 7 — Management Fees and Other Transactions with Affiliates) in senior secured and second lien loans, and up to 30% of its managed assets across the capital structure of companies (including equity securities) with a primary emphasis on high yield bonds, convertible securities and other forms of income-producing securities.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Nuveen Investments

Prices of fixed-income securities and interest rate swap contracts are provided by a pricing service approved by the Fund's Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Like most fixed income instruments, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such instruments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund's Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund's portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2012, the Fund had outstanding when-issued/delayed delivery purchase commitments of $34,890,259.

Investment Income

Dividend income on securities purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, and fee income, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Income Taxes

The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Prior to the Fund's last quarterly cash distribution declared March 1, 2012, and paid April 2, 2012, the Fund made quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund would seek to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will reduce net asset value per share. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Fund during fiscal year ended December 31, 2011, are reflected in the accompanying financial statements.

Effective with the completion of the Fund's repositioning, dividends declared to Common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

The distributions made by the Fund during the six months ended June 30, 2012, are provisionally classified as being "From and in excess of net investment income," and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating "Undistributed (over-distribution of) net investment income" as of June 30, 2012, the distribution amounts provisionally classified as "From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2012 reflect an over-distribution of net investment income.

FundPreferred Shares

The Fund is authorized to issue auction rate preferred ("FundPreferred") shares. As of December 31, 2009, the Fund redeemed all $965,000,000 of its outstanding FundPreferred shares, at liquidation value.

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a

Nuveen Investments

spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, foreign currency forwards, futures, options purchased, options written and swaps are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of "Change in net unrealized appreciation (depreciation) of foreign currency exchange contracts, futures, put options purchased, call options written and interest rate swaps," respectively, on the Statement of Operations, when applicable.

Matured Senior Loans

The Fund may hold senior loans which have matured prior to the end of the current fiscal period. The net realizable value for matured senior loans is recognized on the Statement of Assets and Liabilities as a component of "Receivable for matured senior loans." The net increase or decrease in the net realizable value of the receivable for matured senior loans during the fiscal period is recognized on the Statement of Operations as a component of "Other income" or "Other expenses," respectively, as applicable.

Interest Rate Swap Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap transactions in an attempt to manage such risk. The Fund's use of interest rate swap contracts is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap contracts involve the Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on FundPreferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. The Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest swaps (, net)." with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of interest rate swaps." Income received or paid by the Fund is recognized as a component of "Net realized gain (loss) from interest rate swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract and are equal to the difference between the Fund's basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the six months ended June 30, 2012, the Fund used interest rate swap contracts to partially fix the interest cost of leverage, which the Fund uses through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the six months ended June 30, 2012, was as follows:

Average notional amount of interest rate swap contracts outstanding*	$240,508,333

*  The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on interest rate swap contract activity.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options, in an attempt to manage such risk. The purchase of put options involves the risk of loss of all or a part of the

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

cash paid for the options (the premium). The market risk associated with purchasing put options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of "Call and/or Put options purchased, at value" on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call and/or Put options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or put options purchased" on the Statement of Operations. The changes in the value of options written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or put options written" on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from call and/or put options purchased and/or written "on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During six months ended June 30, 2012, and prior to its repositioning, the Fund wrote call options on individual stocks held in its portfolio to enhance returns while foregoing some upside potential on its equity portfolio, and held put options on a single stock to benefit in the event its price declined.

The Fund did not purchase call options or write put options during the six months ended June 30, 2012. The average notional amount of put options purchased and call options written during the six months ended June 30, 2012, were as follows:

Average notional amount of put options purchased*	$833,333
Average notional amount of call options written*	$(28,017,167)

*  The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities and Footnote 5—Investment Transactions for further details on options activity.

Short Sales

Prior to its repositioning, the Fund was authorized to make short sales of securities. To secure its obligation to deliver securities sold short, the Fund had instructed the custodian to segregate assets of the Fund, which were then held at the applicable broker, as collateral with an equivalent amount of the securities sold short. The collateral required was determined by reference to the market value of the short positions and is recognized as a component of "Deposits with brokers" on the Statement of Assets and Liabilities. The Fund was obligated to pay to the party to which the securities were sold short, dividends declared on the stock by the issuer and recognizes such amounts as "Dividends on securities sold short" on the Statement of Operations. Short sales were valued daily and the corresponding unrealized gains or losses are recognized as a component of "Change in net unrealized appreciation (depreciation) of securities sold short" on the Statement of Operations.

Liabilities for securities sold short were reported at market value in the financial statements as of December 31, 2011. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund's loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as a component of "Net realized gain (loss) from securities sold short" on the Statement of Operations.

Nuveen Investments

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tier hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$90,856,379	$—	$—	$90,856,379
$25 Par (or similar) Preferred Securities	5,175,000	—	—	5,175,000
Variable Rate Senior Loan Interests	—	1,294,659,335	—	1,294,659,335
Corporate Bonds	—	457,323,304	—	457,323,304
Short-Term Investments:
Repurchase Agreements	—	76,182,594	—	76,182,594
Derivatives:
Interest Rate Swaps**	—	(7,157,924)	—	(7,157,924)
Total	$96,031,379	$1,821,007,309	$—	$1,917,038,688

*  Refer to the Fund's Portfolio of Investments for industry classifications and breakdown of Common Stocks classified as Level 2, when applicable.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer's financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts' research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested

Nuveen Investments

during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Fund as of June 30, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps*	$(7,157,924)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written
Risk Exposure
Equity Price	$4,936,415
Net Realized Gain (Loss) from Interest Rate Swaps
Risk Exposure
Interest Rate	$(1,432,323)
Net Realized Gain (Loss) from Put Options Purchased
Risk Exposure
Equity Price	$(279,861)
Change in Net Unrealized Appreciation (Depreciation) of Call Options Written
Risk Exposure
Equity Price	$(2,080,052)
Change in Net Unrealized Appreciation (Depreciation) of Interest Rate Swaps
Risk Exposure
Interest Rate	$(710,845)
Change in Net Unrealized Appreciation (Depreciation) of Put Options Purchased
Risk Exposure
Equity Price	$278,611

4. Fund Shares

Common Shares

Transactions in Common shares were as follows:

	Six Months Ended 6/30/12	Year Ended 12/31/11
Common shares repurchased and retired	—	(895,697)
Weighted average:
Price per Common share repurchased and retired	$—	$8.76
Discount per Common share repurchased and retired	—%	13.77%

5. Investment Transactions

Purchases and sales (including maturities and proceeds from securities sold short, but excluding short-term investments and derivative transactions) during the six months ended June 30, 2012, aggregated $3,191,985,279 and $3,123,524,096, respectively.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Transactions in call options written during the six months ended June 30, 2012, were as follows:

	Number of Contracts	Premiums Received
Call options outstanding, beginning of period	27,753	$4,975,697
Call options written	—	—
Call options terminated in closing purchase transactions	(7,510)	(136,517)
Call options exercised	(7,845)	(2,117,647)
Call options expired	(12,398)	(2,721,533)
Call options outstanding, end of period	—	$—

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization, timing differences in the recognition of income on real estate investment trust ("REIT") investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At June 30, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$1,937,340,098
Gross unrealized:
Appreciation	$23,523,945
Depreciation	(36,667,431)
Net unrealized appreciation (depreciation) of investments	$(13,143,486)

Permanent differences, primarily due to complex securities character adjustments, adjustments for REITs, adjustments for passive foreign investment companies, and foreign currency reclasses, resulted in reclassifications among the Funds' components of Common share net assets at December 31, 2011, the Fund's last tax year end, as follows:

Paid-in-surplus	$(34,330,395)
Undistributed (Over-distribution of) net investment income	33,904,926
Accumulated net realized gain (loss)	425,469

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2011, the Fund's last tax year end, were as follows:

Undistributed net ordinary income *	$—
Undistributed net long-term capital gains	—

*  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund's last tax year ended December 31, 2011, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income *	$107,792,494
Distributions from net long-term capital gains	—
Return of capital	—

*  Net ordinary income consists of net taxable income derived from dividends, interest, and current year earnings and profits attributable to realized gains.

Nuveen Investments

At December 31, 2011, the Fund's last tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration:
December 31, 2016	$231,350,222
December 31, 2017	289,143,715
December 31, 2018	8,513,146
Total	$529,007,083

During the Fund's last tax year ended December 31, 2011, the Fund utilized capital loss carryforwards as follows:

Utilized capital loss carryforwards	$37,005,773

Under the Regulated Investment Modernization Act of 2010, capital losses incurred by the Fund after December 21, 2010 will not be subject to expiration. During the Fund's last tax year ended December 31, 2011, there were no post-enactment capital losses generated by any of the Funds.

The Fund has elected to defer losses incurred from November 1, 2011 through December 31, 2011, the Fund's last tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses	$1,757,474
Late-year ordinary losses	—

7. Management Fees and Other Transactions with Affiliates

The Fund's management fee consists of two components — a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

The annual complex-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2012, the complex-level fee rate for the Fund was .1731%.

The management fee compensates the Adviser for overall investment strategy advisory and administrative services and general office facilities. The Adviser is responsible for the Fund's overall investment strategy and asset allocation decisions.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Prior to the Fund's repositioning, the Adviser had entered into sub-advisory agreements with Spectrum Asset Management, Inc. ("Spectrum"), Symphony and Tradewinds Global Investors, LLC ("Tradewinds"). Symphony and Tradewinds are both affiliates of Nuveen. Spectrum managed the portion of the Fund's investment portfolio allocated to preferred securities. Symphony managed the portion of the Fund's investment portfolio allocated to debt securities and certain equity investments. Tradewinds managed the portion of the Fund's investment portfolios allocated to global equities, common stocks sold short and options strategies. The Adviser is responsible for overseeing the Fund's investments in interest rate swap contracts. Each sub-adviser was compensated for its services to the Fund from the management fees paid to the Adviser. Spectrum also received compensation on certain portfolio transactions providing brokerage services to the Fund. During the six months ended June 30, 2012, the Fund paid Spectrum commissions of $229,352.

Subsequent to the Fund's repositioning, the Adviser continued its sub-advisory agreement with Symphony. Symphony continues to manage the portion of the Fund's portfolio allocated to debt securities and certain equity investments, and the Adviser continues to be responsible for overseeing the Fund's investments in interest rate swap contracts. Symphony continues to be compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At June 30, 2012, the Fund had $5,000,000 in unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in the Fund's portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. At June 30, 2012, the Fund had no such outstanding participation commitments.

9. Borrowing Arrangements

The Fund utilizes borrowings as a means of financial leverage.

During the period January 1, 2012 through January 19, 2012, the Fund was entered into a $542 million (maximum commitment amount) prime brokerage facility ("Original Borrowings") with BNP Paribas Prime Brokerages, Inc. ("BNP"). Interest was charged on the Original Borrowings at 3-Month LIBOR (London Inter-Bank Offered Rate) plus .85% on the amount borrowed and .50% on the undrawn balance. Effective January 9, 2012, interest charged on the amount borrowed changed from 3-Month LIBOR plus .95% to 3-Month LIBOR plus .85%. All other terms remain unchanged. On January 19, 2012, the Fund terminated its Original Borrowings with BNP.

During the period January 1, through January 19, 2012, the average daily balance outstanding and interest rate on the Original Borrowings were $517 million and 1.47%, respectively.

On January 20, 2012, the Fund entered into a $540 million (maximum commitment amount) senior committed secured 364-day revolving line of credit ("Current Borrowings"), renewable annually, with Bank of America N.A. ("Bank of America"). On June 28, 2012, the Fund amended the Current Borrowings with Bank of America and increased its maximum commitment amount from $540 million

Nuveen Investments

to $585 million. Interest is charged on the Current Borrowings at a rate per annum equal to the greatest of (a) the Federal Funds Rate plus .50%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate" and (c) the British Bankers Association LIBOR Rate ("BBA LIBOR") plus 1.00%. The Fund also accrues a commitment fee of .25% per annum on the maximum commitment amount. The Fund also incurred a one-time upfront arrangement fee and a one-time .06% amendment fee on the increased maximum commitment amount, both of which will be fully expensed during the current fiscal period.

During the period January 20, 2012 through June 30, 2012, the average daily balance outstanding and interest rate on the Current Borrowings were $523.6 million and 1.26%, respectively.

In order to maintain the Original Borrowings and Current Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund's portfolio of investments.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest charged on the amount borrowed and undrawn balance, commitment fees, the one-time arrangement fee and one-time amendment fee are each recognized a component of "Interest expense on borrowings" on the Statement of Operations.

10. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11 ("ASU No. 2011-11") to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting ("netting") on the Statement of Assets and Liabilities. This information will enable users of the entity's financial statements to evaluate the effect or potential effect of netting arrangements on the entity's financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (the "Board" and each Trustee, a "Board Member") of the Fund, including the Board Members who are not parties to the Fund's advisory or sub-advisory agreement or "interested persons" of any such parties (the "Independent Board Members"), is responsible for approving the advisory agreement (the "Investment Management Agreement") between the Fund and Nuveen Fund Advisors, Inc. (the "Advisor") and the sub-advisory agreement (the "Sub-Advisory Agreement") between the Advisor and Symphony Asset Management LLC (the "Sub-Advisor") (the Investment Management Agreement and the Sub-Advisory Agreement are referred to collectively as the "Advisory Agreements") and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the "Fund Advisers" and each, a "Fund Adviser"). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Fund, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor's profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Fund's investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor's investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the

Nuveen Investments

Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members attended a presentation by the Sub-Advisor in February 2011. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor's integrity and the Advisor's responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Fund and the Sub-Advisor generally provides the portfolio investment management services to the Fund. In reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor's investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team's philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor's execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Fund's compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen's additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; elimination of the insurance mandate on several funds; the repositioning of the Fund; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings, share repurchases and other support initiatives for certain funds; and continued communications efforts with shareholders, fund analysts and

Nuveen Investments

financial advisers. With respect to the latter, the Independent Board Members noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen's support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; supporting and promoting munifund term preferred shares (MTP) including by launching a microsite dedicated to MTP shares; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the Nuveen funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund over various time periods. The Board reviewed, among other things, the Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Fund's performance and the applicable investment team. In this regard, the Board reviewed the Fund's total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012.

The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds, including the Fund. In this regard, the Board recognized that the Fund was recently restructured. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Group of the Fund was classified as having significant differences from the Fund based on various considerations such as special fund objectives, potential investable universe and the composition

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder's investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund's peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund's investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

As noted above, the Fund had significant differences from its Performance Peer Group. Therefore, the Independent Board Members considered the performance of the Fund compared to its benchmark. In this regard, the Independent Board Members recognized that the Fund was significantly restructured recently, thereby limiting the usefulness of its past performance prior to such changes. Notwithstanding the foregoing, the Independent Board Members determined that the Fund's investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the "Peer Universe") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen

Nuveen Investments

(applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses (excluding leverage costs and leveraged assets), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members noted that the Fund had net management fees in line with and a net expense ratio (including fee waivers and expense reimbursements, if any) below its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund's management fees were reasonable in light of the nature, extent and quality of services provided to it.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts), as applicable. The Independent Board Members also reviewed the fees that the Sub-Advisor assesses for equity and taxable fixed-income hedge funds it manages, which include a performance fee.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor's continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor's level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser's revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well

Nuveen Investments

as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund's complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds' assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Independent Board Members recognized that the Advisor has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Advisor may also benefit the Fund and shareholders to the extent the research enhances the ability of the Advisor to manage the Fund. The Independent Board Members noted that the Advisor's profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly. The Board considered that the Sub-Advisor currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid

Nuveen Investments

Reinvest Automatically,
Easily and Conveniently (continued)

by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  CSFB Leveraged Loan Index: A representative, unmanaged index of tradable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

•  Effective Leverage: Effective leverage is a Fund's effective economic leverage, and includes both Regulatory Leverage (see below) and the leverage effects of certain derivative investments in the Fund's portfolio that increase the Fund's investment exposure.

•  Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Fund's liabilities, and dividing by the number of shares outstanding.

•  Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory Leverage is sometimes referred to as "'40 Act Leverage" and is subject to asset coverage limits set in the Investment Company Act of 1940.

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Additional Fund Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund's quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Fund	Common Shares Repurchased
JQC	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $212 billion as of June 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

ESA-L-0612D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Credit Strategies Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2012

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2012